UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2020

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2020, The Dayton Power and Light Company (“DP&L”), the principal subsidiary of DPL Inc., entered into a 53rd supplemental indenture (the “53rd Supplemental Indenture”), dated as of July 1, 2020, with The Bank of New York Mellon (the “Trustee”) to its First and Refunding Mortgage, dated as of October 1, 1935, with the Trustee, as amended and supplemented. The information reported below in Item 2.03 of this Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation

On July 31, 2020, DP&L completed the offering of $140 million in aggregate principal amount of First Mortgage Bonds, 3.20% Series due 2040 (the “New First Mortgage Bonds”) in a private placement. The offer and sale of the New First Mortgage Bonds has not been registered under the Securities Act or applicable state securities laws and, consequently, the New First Mortgage Bonds may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. DP&L used the proceeds from the offering to purchase the $100 million in aggregate principal amount of outstanding tax-exempt Ohio Collateralized Air Quality, Development Revenue Refunding Bonds, 2015 Series A and the $40 million in aggregate principal amount of outstanding tax-exempt State of Ohio Collateralized Air Quality Revenue Refunding Bonds, 2015 Series B that had been issued in 2015.

Interest on the New First Mortgage Bonds is payable on January 31 and July 31 of each year, commencing January 31, 2021. Principal on the New First Mortgage Bonds is payable, unless earlier prepaid, on the maturity date, which is July 31, 2040.

DP&L may prepay some or all of the New First Mortgage Bonds at any time before May 2, 2040 at a redemption price equal to 100% of the principal amount, plus a make-whole premium calculated based on the applicable Treasury Rate (as defined in the 53rd Supplemental Indenture) plus 50 basis points, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. DP&L may prepay some or all of the New First Mortgage Bonds at any time on or after May 2, 2040 at a redemption price equal to 100% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The foregoing description of the terms of the 53rd Supplemental Indenture is qualified in its entirety by reference to the 53rd Supplemental Indenture that is attached hereto as Exhibits 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

4.1	53rd Supplemental Indenture, dated July 1, 2020, between The Dayton Power and Light Company and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: 8/4/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: 8/4/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary